UNITED STATES
                         SECURITIES EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of

                       The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 13, 2006.

                              PHARMAFRONTIERS CORP.



             (Exact name of registrant as specified in its charter)

       Texas                       000-25513                  76-0333165
-----------------------     -----------------------   ------------------------
(State of organization)     (Commission File Number)       (IRS Employer


         2635 N. Crescent Ridge Drive
             The Woodlands, Texas                          77381
------------------------------------------------      -----------------
   (Address of principal executive offices)              (Zip Code)

Registrant's Telephone Number, including area code: (281) 272-9331

Former name or former address, if changed since last report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a- 12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01.  Other Events.

         On January 13, 2006, Registrant entered into a License Agreement (the "License Agreement") with the Shanghai Institute for Biological Science, China Academy of Science of the People's Republic of China. The License Agreement grants Registrant an exclusive worldwide license to certain technology relating to a T cell vaccine for rheumatoid arthritis developed by the Shanghai Institute for Biological Science. The Registrant will request confidential treatment from the Commission for certain terms in the License Agreement in connection with the filing of the License Agreement as an exhibit to its Annual Report on Form 10-K for the year ended December 31, 2005.

         On January 17, 2006 Registrant issued a press release reporting the signing of the Amended License Agreement. A copy of the press release is attached as Exhibit 99.1.


Item 9.01   Financial Statements and Exhibits

(c) Exhibit 99.1


The following exhibits are to be filed as part of this 8-K:


Exhibit No.          Description
-----------          -------------------------------------
99.1                 Press release issued January 17, 2006

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                 PHARMAFRONTIERS CORP.



                                 By:  /s/ David B. McWilliams
                                 --------------------------------------------
                                 David B. McWilliams, Chief Executive Officer


Date:  January 17, 2006


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                                  EXHIBIT INDEX


Exhibit No.          Description

99.1                 Press release issued January 17, 2006.